SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 16, 2011
First Connecticut Bancorp, Inc.
(Exact name of registrant as specified in its charter)

MARYLAND	333-171913	45-1496206
(State or other jurisdiction of	(Commission File Number)	(I.R.S. employer
incorporation or organization)		identification number)

One Farm Glen Boulevard, Farmington, CT
Farmington, Connecticut 06032
(860) 676-4600
(address and telephone number)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS
Item 1.01	Entry into a Material Definitive Agreement
Item 9.01	Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-99.1:	Agency Agreement

Item 1.01	Entry into a Material Definitive Agreement.

On May 16, 2011, First Connecticut Bancorp, Inc. (Maryland), First Connecticut Bancorp, Inc. (Connecticut-MHC) and Farmington Bank entered into an Agency Agreement with Keefe, Bruyette & Woods, Inc. Pursuant to the Agency Agreement, Keefe, Bruyette & Woods, Inc. will serve as marketing advisor and sales agent during First Connecticut Bancorp, Inc.'s (Maryland) subscription and community stock offerings.

The shares of common stock of First Connecticut Bancorp, Inc. (Maryland), are being offered pursuant to a Registration Statement on Form S-1 (File No. 333-171913) filed by First Connecticut Bancorp, Inc. (Maryland), under the Securities Act of 1933, as amended, and a related prospectus dated May 16, 2011. A copy of the Agency Agreement is included as Exhibit 1.1 to this current report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)	Exhibits.

Exhibit No.	Description
99.1	Agency Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
FIRST CONNECTICUT BANCORP, INC.

By: /s/ John J. Patrick, Jr.
John J. Patrick, Jr.
Chairman, President and Chief Executive Officer

Date: May 20, 2011

EXHIBIT INDEX

Exhibit Number	Description

99.1:	Agency Agreement.